UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
Check the appropriate box:
◻	Preliminary Proxy Statement
◻	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

Old Second Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
◻	Fee paid previously with preliminary materials.
◻	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(I)(1) and 0-11

Your Vote Counts! OLD SECOND BANCORP, INC. ATTN: SHIRLEY CANTRELL 37 SOUTH RIVER STREET AURORA, IL 60506-4172 OLD SECOND BANCORP, INC. 2026 Annual Meeting Vote by May 18, 2026 11:59 P.M. ET You invested in OLD SECOND BANCORP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Vote Virtually at the Meeting* May 19, 2026 9:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/OSBC2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86998-P49317 Get informed before you vote View the Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86999-P49317 1. Proposal to elect four Class I director nominees to serve for a term expiring in 2029: Nominees: 1a. Darin Campbell For 1b. Billy J. Lyons, Jr. For 1c. Patti Temple Rocks For 1d. John Williams, Jr. For 2. Proposal to approve on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement. For 3. Proposal to ratify the appointment of Plante & Moran, PLLC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.